Exhibit 99.1

VIAVID
communications simplified.

Kandi Technologies

First Quarter 2020 Financial Results Conference Call

June 5, 2020

C O R P O R A T E P A R T I C I P A N T S

Kewa Luo, Manager, Investor Relations

Hu Xiaoming, Chairman, Chief Executive Officer

C O N F E R E N C E C A L L P A R T I C I P A N T S

Harold Garbery

Arthur Porcari, Corporate Strategies

Michael Fearnow, Focus Tech

Mark Miller

Michael Fetter, Oppenheimer

Mark Cano

Terry McLemore, SCF Securities

John Cronin

P R E S E N T A T I O N

Operator

Welcome to the Kandi Technologies First Quarter 2020 Financial Results Conference Call.

At this time, all participants will be in a listen-only mode. A brief question-and-answer session will follow the formal presentation. If anyone should require Operator assistance during the conference please press star, zero from your telephone keypad. Please note that this conference is being recorded.

At this time, I’ll turn the conference over to Kewa Luo. Kewa, you may now begin.

Kewa Luo

Thank you, Operator.

Hi, everyone. Welcome to Kandi Technologies Group first quarter 2020 earnings conference call.

The Company released the results earlier today, and the press release is available on Kandi’s website at www.kandivehicle.com.

1

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

With us today are Mr. Hu Xiaoming, Kandi’s Founder, Chairman, and Chief Executive Officer, and Mr. Jehn Ming Lim, Chief Financial Officer. Mr. Hu will deliver prepared remarks followed by a question-and-answer session.

Before we get started, please note that today’s discussion will contain forward-looking statements made under the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve inherent risks and uncertainties. As such, the Company’s results may be materially different from the expectations expressed today. Further information regarding these and other risks and uncertainties is included in the Company’s public filings with the SEC. The Company does not assume any obligation to update any forward-looking statements, except as required under applicable law.

As a reminder, this conference call is being recorded. In addition, an audio webcast of this conference will be available on Kandi’s Investor Relations website.

I will now turn the call over to Kandi’s Founder, Chairman and CEO, Mr. Hu Xiaoming.

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Thank you Kewa.

Hello, everyone. Welcome. Thank you for joining us on the call today.

As you all know, the COVID crisis impacted business in China and around the world in the first quarter. We should not be surprised that our revenue was down, as country-wide shutdowns reduced our production as well as consumer demand. Conditions seem to be improving right now. Demand is slowly recovering and we are back to work and gradually ramping production.

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Even with this setback in the first half of this year, we are optimistic about the prospects of Kandi in our industry. Let me briefly tell you why.

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

First of all, there are better government support policies. As inventor of the vehicle/battery separation battery swapping model for pure electric vehicles, I am extremely gratified to our industry’s regulators shift from rejecting battery swapping to fully embracing it. Recently, several important national ministries just published a joint paper about battery swapping. The paper discusses how the government will promote this technology with many supporting policies. We have been a pioneer in battery swap, and our Jinhua Ankou subsidiary produces one of the best intelligent automated swap systems in our industry. All the support is coming at a local level. Our factory in Hainan is poised to benefit from the government there building a free trade port. Just this week, the government has published a detailed plan outlining 60 supporting policies.

2

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

The second reason for optimism is new market opportunities. As COVID broke out, we worked hard to find new opportunities that leverage our technology expertise. We have conducted market research, and one that stands out is power trains for electric scooters and self-balancing hoverboards. This is a market perfect for our electric motors and battery packs, and it is quite large - 10 million units a year and growing. We have modified our product for this market, and came to an agreement to cooperate with one of the leaders in this market, Hangzhou Chic. Depending on how things develop, we may merge our motor and battery subsidiaries, Yongkang Scrou and Jinhua Ankou, into one single specialized power train technology company, and evaluate the possibility of raising growth capital in China.

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

The final reason for optimism is the positive long-term outlook for electric vehicles. Electric vehicles are here to stay. Countries around the world are embracing EVs for their positive environmental impacts. By operating in this market for many, many years, we are very well positioned to benefit. Our affiliate company, Fengsheng, is ramping its newer makes and models. We are developing our junior platform for third and fourth city ride share programs which will drive huge volumes of vehicles over time, and we are entering the U.S. market with consumer-friendly EVs at a very reasonable price.

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Let’s now turn to questions. Operator, please proceed.

Operator

Thank you. We will now be conducting a question-and-answer session. If you would like to ask a question please press star, one on your telephone keypad, and a confirmation tone will indicate your line is in the question queue. You may press star, two if you would like to remove your question from the queue. For participants using speaker equipment, it may be necessary to pick up your handset before pressing the star keys. One moment please while we poll for questions.

Once again it is star, one to ask a question.

Thank you. Our first question comes from the line of Harold Garbery (phon), a private investor.

3

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Harold Garbery

Okay, my question.

Kewa Luo

Hello?

Harold Garbery

Yes, okay. There’s a lot of negative publicity about U.S. listing of China companies that are not in the Public Company Accounting Oversight Board, the PCAOB compliance. While the U.S. had been sabre rattling for over 10 years, threatening to de-list these companies, in the past nothing has happened, but not so this time. Can Mr. Hu take some time to explain why Kandi shareholders do not have to be concerned about de-listing due to both its structure and now PCAOB registered, thanks to Kandi’s recent auditor change? Thank you.

Kewa Luo

Thank you for the question. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Our shareholders should be less concerned of the issues above because very simply two things. First of all, Kandi is a U.S. company. Second, we changed our new auditor, Marcum B&P, last year around third quarter, and Marcum B&P is subject to the inspection by PCAOB, including its working paper.

Harold Garbery

Thank you.

Kewa Luo

Thank you.

Operator

Our next question is from the line of Arthur Porcari with Corporate Strategies. Please proceed with your questions.

Arthur Porcari

Good morning, Mr. Hu and Kewa.

Mr. Hu, hopefully your health has been good and your family as well.

My comments, for background and questions, are primarily about the little known and understood former Geely-Kandi JV, now called Fengsheng, which you only just barely mentioned. Since you didn’t cover it that extensively, I’m going to feel like I have to ask a few more questions, because this is a subject that’s been receiving rave reviews all over the China media, including Kandi by name, over just the past few weeks. I’m going to have be a little more expansive than I originally expected to be.

4

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa, can you tell that to Mr. Hu and then I’ll go on?

Kewa Luo

Sure. (Foreign language spoken). Please go on.

Arthur Porcari

Okay. For those not aware, a short Fengsheng background first. It’s 22% owned by Kandi, controlled and managed by Geely Holdings, Daimler’s largest shareholder and the world’s largest privately held automaker. In just the auto segment alone, Geely Holdings owns eight global labels, to include Volvo, Lotus, Proton, and four others, all of this wholly owned exclusively by China’s sixth wealthiest man, Li Shifu. As mentioned, recently Kandi through Fengsheng has received a lot of very positive press from Geely in China, as it has now begun selling its first EV under the Fengsheng Maple brand, a compact SUV named the Maple 30X, and with a second up to seven-passenger EV, the Maple 6DV was approved just last week by the government and is expected to go on sale in Q3 of this year.

Do you want to pass that onto him?

Kewa Luo

Sure. (Foreign language spoken). Please go on.

Arthur Porcari

The media reports that both are EV clones of two of Geely Autos’ top selling gas cars, the Vision X3 and the Giali (phon). While the 60V which went on sale, that’s the bigger car, goes on sale in Q3, has not been priced yet, the 30X that went on sale in May after subsidies can be purchased for an amazing USD $9,000 to $10,000, depending on the model version, with incredible features usually only seen on mid to high end EVs, as the media has reported.

Could you pass that onto him?

Kewa Luo

(Foreign language spoken)

Arthur Porcari

Okay. Also reported by Fengsheng in the media very heavily was a schedule of 12 additional EVs, to include a sports car and truck between now and 2024. This seems to be a hidden asset that the U.S. investors are not paying attention to re Kandi.

First, can Mr. Hu give us his take on this recent reporting and what potential he sees for Kandi with this Fengsheng investment? Then I have a few shorter questions.

5

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

As you know, ever since the joint venture is done with the equity transfer, it has been taken over and managed by Geely. Geely has a very extensive business plan for growing Fengsheng to dominate the market share in the EV market. For their first EV model, 30X, their goal is to get market share, that’s why the price is very affordable. But the second car, the 60V, which is based on their gasoline powered seven-seated model, however once it’s modified to be the EV, it’s going to be changed to a five-seater, therefore the car inside is really comfortable and is going to be targeting the ride sharing market. We believe that going forward in the next few years, Fengsheng is going to release many very nice, high performance, and high standard EVs, but by then I’m sure the Company will keep the market updated as the information is available. You all know Geely is always prepared for its market initiations.

Arthur Porcari

Okay, that’s a good answer. Actually, that covered a little bit of my next question.

Okay, so let’s see. On the last conference call, Mr. Hu posted Kandi would likely not try to compete for parts business on this first low price EVs, the 30X, which would also not be used for the QVX due to its short wheel base disqualifying that from ride hailing. Does he expect the new larger 6DV, which as he has now said is being prepared for the ride hailing program, to use Kandi’s QBX or possibly also to use the Kandi batteries parts as well, and does he have any idea what price range the new Maple 6DV EV will be in?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

We are still in the process of evaluating the quick battery swap system for model 60V, and the price for the vehicle is still confidential at present.

Arthur Porcari

Okay, that’s fair, so it looks like we have a—we’re competing for the QBX, is what you’re saying for the 60V? Okay.

Kewa Luo

(Foreign language spoken)

6

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

We actually—(Foreign language spoken).

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

(Foreign language spoken)

As far as the batter swapping, right now we are in discussions to validate the method of the battery swapping. As you know, there are different types in terms of how battery swapping works, nio’s battery swapping is underneath the car, exchange the battery on the bottom; but for Kandi’s model it’s exchanged the battery on the side, replacing the new battery from side of the vehicle with the old battery. But I believe that our technology is the most advanced and very user-friendly, certainly in China, even in the world, and right now government is also very acknowledging battery swapping method, so we are confident that this is going to have a very good future.

Arthur Porcari

I understand. So because that’s a remodel of an existing gas-powered car, it would take—they’re debating whether they can do the modifications to use the side slide that Kandi has the patent on - so I see what’s going on there. Okay.

Last question. Twice in the past four months, it was reported that Fengsheng expected to sell some 30,000 units this year. Considering Geely Autos sold over 140,000 units of the gas powered sister car of the 30X, the Vision X3, just last year, does Mr. Hu think Fengsheng can still reach its 30,000 goal in spite of the COVID-19 slowdown? And, with the 6DV, which is much larger, coming next quarter, could that be the EV Kandi reported last year that the JV would deliver 20,000 EVs to Caocao, Geely’s white glove ride hailing company?

Kewa Luo

I’m sorry, can you repeat (multiple speakers) one more time?

Arthur Porcari

Okay, I’ll repeat it again.

Twice in the last four months, it was reported that Fengsheng expected to sell some 30,000 units this year. Considering that Geely Autos—

Kewa Luo

Thirty thousand of 30X?

7

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Arthur Porcari

It just said units at the time. We didn’t know what the car was.

Kewa Luo

Okay.

Arthur Porcari

Okay, so expect to sell 30,000 units this year. Considering that Geely Autos sold over 140,000 units of the 30X gas powered sister car, the Vision X3 last year, does Mr. Hu think Fengsheng can still reach its 30,000 goal for the X3 in spite of the COVID-19 slowdown? Ask him that part first, and then I’ll ask the second part.

Kewa Luo

Okay. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

I want to say that I have seen their sales team is working hard to get this target achieved; however, I do believe that the pandemic is still not fully contained, so there is still a certain impact to the market demand, so I believe they are trying their best to achieve that goal.

Arthur Porcari

Okay, and the second part of my question has to do with the 60V, which is much larger. It’s coming next quarter. Could that be the EV that Kandi reported last year that the JV would deliver 20,000 EVs to Caocao, Geely’s white glove ride hailing company?

Remember last year, we announced that Geely was going to take 20,000 of the cars from the JV - this is before it became Fengsheng. Is this going to be the car that they’re going to start moving over?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

8

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

Okay. Actually, when we were releasing the news last year about the cooperation with Caocao Zhuanche, there was a different car that we were going to be using; however, the 60V has better performance. We expect that this is going to be deployed to their Caocao Zhuanche program.

Arthur Porcari

Okay. I said that was the last one, but just one little side question. I’m curious why last week the Company announced they received $34 million as a down payment on the $76 million payment for Jinhua. I’m curious why that wasn’t even brought up as one of the features, even though it’s a subsequent event, because it didn’t show up in this quarter’s numbers. Why didn’t you put that in a press release or even in Mr. Hu’s opening statement? Just a point of interest.

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Xiaoying Zhu

(Foreign language spoken)

Kewa Luo

Okay. The 10-Q is not released yet, but we do have that mentioned in the 10-Q filing, but in news we didn’t mention it because Mr. Hu is saying that it’s already released in last week’s press release, therefore we did include that just in the recent developments in the 10-Q.

Arthur Porcari

One last question. When does he think it will close - officially close?

Kewa Luo

Official close of the land purchase?

Arthur Porcari

The sale of the JV. Close so we report it as being closed on our books.

Kewa Luo

Wait, Art. The question before, did you ask it was the money that we received from the Jinhua land, right?

Arthur Porcari

We got the first payment for—we got a payment for $34 million, but that was reported.

9

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

Oh, no, sorry—

Arthur Porcari

But at some quarter, we’re going to report the numbers for our books. When does he expect that to happen?

Kewa Luo

I’m sorry, Art - can I clarify? The question you asked before was about the $34 million we received from Geely, not Jinhua—

Arthur Porcari

If I said JV, I’m sorry. I meant the Jinhua.

Kewa Luo

Oh, Jinhua - right. But right now, you are asking about Geely, when this is going to be closed?

Arthur Porcari

No, right now I’m asking about Jinhua. When does he expect that to close?

Kewa Luo

The land purchase?

Arthur Porcari

To put it in our books for our earnings numbers, you know?

Kewa Luo

Okay. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Mr. Hu is saying that the first payment should be reflected on this quarter’s—the quarter that we just released, it’s going to be reflected in this book.

Xiaoying Zhu

(Foreign language spoken)

10

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

Emily just emphasized that we received the money in May, so it’s not going to be reflected on the book, but however we did mention that in the 10-Q in the subsequent event.

Arthur Porcari

I realise that’s in the second quarter. All right, that’s enough. Thank you very much, and Mr. Hu, stay healthy. Look forward to a good year. Thank you, bye bye.

Kewa Luo

Thank you.

Operator

The next question is from the line of Michael Fearnow with Focus Tech. Please proceed with your questions.

Michael Fearnow

Yes, thank you. My question relates to a little more detail with your Jinhua Ankao quick battery exchange. (Audio interference) will be completed totally in-house with all Kandi parts and technology, or will they have to get parts from part of the assembly from outside suppliers?

Kewa Luo

Hello, can you say one more time? You were a little bit skipping in the beginning. Hello?

Michael Fearnow

Hello?

Kewa Luo

Yes, I’m sorry. Can you repeat one more time? You were a little bit skipping in the beginning.

Michael Fearnow

My question relates around your Jinhua Ankou quick battery exchange technology. Will your battery packs be completed totally by Kandi or its subsidiaries, or will they need to source from outside suppliers for a portion of the battery packs?

Kewa Luo

Okay. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

11

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

It is manufactured within our Jinhua facility.

Michael Fearnow

Okay. It seems like you’re taking advantage of the significant business opportunity in these scooters and battery packs. Can Mr. Hu give us a little more guidance on further consolidations that are talked about in the press releases - when they might actually be completed?

Kewa Luo

I’m sorry, can you repeat one more time?

Michael Fearnow

In today’s press release, we talk about the opportunities for the battery packs and consolidation with the other Kandi subsidiary into a single subsidiary, and the further consolidation with an out supply distribution company. Can Mr. Hu give us some guidance on when these consolidations might be completed?

Kewa Luo

Okay, okay. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

The reason I like to have these two subsidiaries to merge into one specialized power train technology company, because one is specialized in the battery packs, the other one is specialized in power train, I think it’s a great combination to put the two together. But we already started working to get prepared this year; however, it’s depending on this progress, and we still need to evaluate the possibility whether we can raise money in China, so it’s very early to estimate when.

Michael Fearnow

Just one final question. In the electric scooters, there’s been some discussion about having Wal-Mart as a sales distributor in the U.S. Can Mr. Hu give any color or guidance on that opportunity?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

(Foreign language spoken)

12

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

(Foreign language spoken)

Well, last year we signed this contract with DGL to provide the production of the power train for the scooters, self-balancing scooters. We see a lot of potential in this market because we utilize the battery for the EV, which has a very high quality, because of the pandemic this contract has been delayed. If the pandemic is contained, we think the contract will continue and to complete in this year.

Also, I like to point it out, is we realize that the hoverboard, which is a balancing scooter, has a lot of potential. Every year, there is tens of millions in sales, and the number is still growing. And this industry is heavily protected by patents, and that’s how we start discussing with Hangzhou Chic, and we like to utilize our expertise from two subsidiaries, Ankou and Yongkang Scrou to combine their resources and expertise together to become the supplier in this industry.

One thing is the market is very large, second is the patents, to emphasize that Hangzhou Chic company we are now working on collaboration have about 598 patents in this sector, so we think that this market is huge for us to go into.

Michael Fearnow

Thank you.

Kewa Luo

Thank you.

Operator

The next question comes from the line of Mark Miller, a private investor. Please proceed with your questions.

Mark Miller

Hi, thanks. I think you covered it. I was going to ask about this, what the previous question was, but did I hear that you said the $77 million contract that was announced last year—or $71 million, that it’s going to be completed in this year?

13

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

Yes, Mr. Hu is saying it has been delayed because of the pandemic, but if the pandemic has been contained, then we think that this can be completed this year.

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Yes, yes. He confirms that if the pandemic is being controlled, the rest of the contract, $71 million, will be completed, hopefully.

Mark Miller

Okay, good. Just one more here, I guess following up. Does Kandi make the motors and the battery packs for these units?

Kewa Luo

For the hoverboard?

Mark Miller

Yes.

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Yes.

Mark Miller

Are those patented?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

14

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

Mr. Hu is saying the battery is certified but does not have patent. The power train system is certified as well. But the hoverboard and the balancing scooter, these products have patents.

Mark Miller

Okay, well thanks for taking my questions, and stay well. Keep up the good work.

Kewa Luo

Thank you very much.

Operator

The next question is from the line of Michael Fetter (phon) with Oppenheimer. Please proceed with your questions.

Michael Fetter

Hi. Thanks for taking my questions.

Regarding SC Autosports and EV sales in the U.S., is it safe to assume the 25% tariff is making it very hard to compete with the likes of the new EV Mini, a popular global brand which has been priced at the same MSRP, or USD $29,500, as the unknown Kandi K23? And if so, what does Kandi have planned to address this?

Kewa Luo

Thank you for your question. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

I do think we have a lot of potential and advantages, because first of all our cars are qualified for full USD $7,500 federal tax credit, which you can of course look up on the website; and second of all, our EVs are approved for the importation registration in the USA by NHTSA (phon), and we may think about assembling the EVs in the U.S. to reduce some costs. So we are still playing with some ideas. We will keep the market informed.

Michael Fetter

Just another question or two. How are off-road vehicle sales holding up in the second quarter, and what are the expectations?

Kewa Luo

(Foreign language spoken)

15

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

It’s really surprising, but in a very good way, that this year the off-road vehicles sales are extremely good. We expect that it’s going to double last year’s sales.

Michael Fetter

Great. Then what type of arrangement do we have with the Jinpeng and also selling their K27, or other products in the U.S.? And lastly, any new updates on the Jinpeng relationship which might include using their massive international dealer network to export Kandi EVs? Thanks.

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

You asked two questions. First, our cooperation with Jinpeng is mainly in two aspects. The first is jointly produced model K27; and the second is the cooperation together in domestic ride sharing market. I do believe that both things are progressing well, even though it is impacted by the pandemic, but I think it’s still on the right track. For K27, I estimate probably by the end of this month, if everything goes smoothly, we will start shipping the cars to the U.S.

Michael Fetter

Thanks a lot.

Kewa Luo

Thank you.

Operator

Your next question is from the line of Mark Cano (phon) with (Inaudible). Please proceed with your questions.

Mark Cano

Yes. Good evening, Mr. Hu. Good morning, Kewa.

I have a few questions here. Just an intro for these questions: from recent PR it appears the 300,000 government accredited third and fourth tier city ride hailing using Kandi EVs, like the K23 and quick battery exchange, have begun a trial both before the virus hit late last year in Yongkang. This was a partnership with Jinpeng and Ruibo. In a recent published Auto Direct interview, Mr. Hu gave a very clear explanation of the partner’s background, the partnership in general, and its unique business model along with responsibilities of each partner, as that is how each will get paid.

For the sake of many shareholders who are on this call or will read the transcript, who have not see that interview, can Mr. Hu share with us what he said on the interview? And when he’s finished, I have a few more questions.

16

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

Thanks for the question. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

(Foreign language spoken)

Ride sharing vehicle alliance is actually a tri-party alliance. Ruibo is currently the largest swap-battery ride sharing company in China, which they approve online ride sharing platform license. Jinpeng has more than 2,000 dealer resources in Tier 3 and Tier 4 cities nationwide; therefore, Kandi will use its experience and influence in this field to promote the formation of the Compliant Ride Sharing Alliance. Jinpeng will utilize its dealer resources to support the growth of the alliance, and Ruibo will be responsible for operations of the ride sharing project.

The Compliant Ride Sharing Alliance is composed of pure electric vehicle manufacturers, ride sharing operators, and operating platforms, energy suppliers, which the battery swap, and drivers. The profit certainly comes from all parties from this industry chain. This is to say pure electric vehicle manufacturers generate profits from car sales; ride sharing operators and operating platforms generate profits from rent and profit on platform usage fees; energy suppliers generate profit from battery swapping; and the drivers generate income from their daily operations. That’s pretty much what I shared in the interview.

Mark Cano

Okay, very good then. Now here are a few more questions. How is the Yongkang city trial going on, and when does he expect new cities to be added?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

You actually need a license in order to do the trial operation, and all the licenses that are required for the trial is already approved for Yongkang. The operations have not truly started, again due to the pandemic. There are many dealers in the Tier 3, Tier 4 cities wanting to join in the alliance. After Yongkang starts operations and once the pandemic is well controlled, we are going to hold an offline meeting with dealers from Tier 3 and Tier 4 cities to sort out the new cities to be added. By then, I will keep everyone informed on how many new cities will be added.

17

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Mark Cano

Okay, very good. In addition to the Kandi K23, which was built primarily for ride hailing, does Kandi have a second priority EV expected for release this year? If so, even if nothing specific for now, can he at least give us some idea of the size and the sale price?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

We are going to upgrade the original K23 model this year, but now there is no new model to be launched.

Mark Cano

Okay. On the last CC, Mr. Hu said that due to COVID-19 virus, the government was temporarily discouraging to release of ride hailing. Assuming this temporary block has been lifted, have we already added new cities, and if so, how many of and when would you expect first sales?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Most of these questions I already answered in Question A, but like I said, actually right now the pandemic is still not fully contained. We still need to have the temperature checks whenever we go into public and leaving public places, and we still have to practice social distancing. Large conventions, any group meetings are still not encouraged to be hosted; therefore, what we can do right now is doing all the preparation work and hopefully once the pandemic is fully contained, we are going to move forward quickly. By then, I will certainly report on the progress we have made, including how many cities and the plan we are going to have to move forward.

Mark Cano

Okay. And then I have a last question. Will Kandi be selling the K23 or other EVs to consumers in China, and if so, what sales network will you be using?

18

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

The K23 model is only going to be used for the ride sharing program in China as of now, and this car at the same time will also be sold in America; therefore, we are not using any third party or any sales channel to sell the K23 - just our internal sales team. Once this is being deployed, I expect the sales volume for K23 is going to be huge.

In America, we will conduct sales through SC dealers sales channel.

Mark Cano

Okay, very good. Thank you for taking my questions, and look forward to the rest of the year.

Kewa Luo

Thank you very much.

Operator

Thank you. The next question is from the line of Terry McLemore with SCF Securities. Please proceed with your questions.

Terry McLemore

Thank you for taking my call.

I have a couple of questions about—continuing on Art’s questions about the Jinhua facility. Where are we right now in our current facility, like how close are we to exiting it and turning it over and being fully paid? Then the second part of that would be, what’s the new facility like, how big will it be, how much will it cost, and what will we produce there?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

The new land plot right now is still not leveled by the government, and we are expecting this to be delivered to us for construction in July 2020. The new land plot will occupy approximately 100 acres, but the construction area will be equivalent to the old factory, which is about 100,000 square meters, because the old factory buildings were all single storey buildings, whereas the new factory buildings will be four-storey buildings. The construction period is planned to be about six to eight months. We will move in immediately after factory buildings are fully completed, and they will produce existing products and probably some intelligent mobility related products as well.

Also, I’d like to mention that this is still going to be our home base headquarters for Kandi.

19

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Terry McLemore

The new headquarters for Kandi? Okay.

Kewa Luo

Yes, yes. Same.

Terry McLemore

Okay. One other question, kind of on a different subject, regarding Geely and the transfer, equity transfer agreement, where Geely may still owe Kandi some $30 million. The balance has been paid off. How much is outstanding, and when do you expect Kandi to be paid in full? And does Kandi still hold debt to it by the JV or prior EV parts sales; and if so, how much of it—when do you expect to Kandi to receive it?

Kewa Luo

Thank you. (Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

The equity transfer to Geely should generate RMB 516 million. As of right now, we have received RMB 330 million and the remaining balance is RMB 186 million. As of the first quarter this year, the receivables from the joint venture is totaling RMB 128 million. I have to say one more time: because of the pandemic, everything has been delayed, but we have been keeping the discussions with Geely. Hopefully the remaining balance will be paid.

Another thing is the subsidy. We have heard of some government news suggesting they will start making the payment, so once payment starts to deliver, I think the account receivables will also be paid quickly after that. But if you want to ask exactly time, it’s really hard to predict.

Terry McLemore

Oh, I totally understand. Thank you very much for taking my questions.

Kewa Luo

Thank you.

20

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Operator

Thank you. The next question is from the line of John Cronin (phon), a private investor. Please proceed with your questions.

John Cronin

Yes, good morning, and hopeful all is well. I have several questions.

The first one is what is a conservative estimate of the number of EV cars that Kandi will actually sell in 2020 in China?

And the next question, why is it we seem to be in the correct price segment and with the impact of COVID, and now presumably have access to Geely distribution and marketing, why does Kandi consistently sell less cars than most of its competitors? Is it because of design problems, the margin? What is holding up sales? Can we expect things to change as of May 2020? And will the rest of the year see accelerating sales, such as Neo, Geely, BYD, and Tesla?

Kewa Luo

(Foreign language spoken)

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Yes, we used to have a joint venture to sell cars, but I have to say our EVs compared to most of those EVs in the market is not as competitive as other EV offerings; however, once the joint venture being managed by Geely, they have completely changed the product portfolio, and right now they have very high standards, nice design and great performance EVs, and I believe that this is going to change everything and the EV sales are going to be ramping up going forward.

John Cronin

Okay. Do you have an exact number of the EVs, a conservative guess on how many you’re going to be selling in 2020?

Kewa Luo

Are you asking Fengsheng, our joint—our affiliate company EV sales target this year?

John Cronin

Yes, just Kandi EV sales.

Kewa Luo

Kandi EV. (Foreign language spoken)

21

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

I would estimate Kandi 23 will have about 2,000 EV sales for this year - only K23, this doesn’t include K27.

John Cronin

Okay. Thank you very much, and stay well.

Kewa Luo

Thank you.

Operator

Thank you. At this time, we’ve reached the end of our question-and-answer session. Now I’ll hand the floor back to Management for closing remarks.

Hu Xiaoming

(Foreign language spoken)

Kewa Luo

Thank you ladies and gentlemen for attending today’s call.

On behalf of the Board of Directors and Management Team of Kandi Technologies Group, I would like to reaffirm our commitment. We will continue to work diligently to maximize shareholder value by focusing on growing our EV business and delivering strong operational results.

Thank you very much for your support. We look forward to talking with you in the next call.

If you have any additional questions you haven’t had a chance to ask, please don’t hesitate to contact our Investor Relations department.

Thank you, goodbye.

Operator

This concludes today’s conference. You may now disconnect your lines at this time. Thank you for your participation.

22

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262 1-604-929-1352 www.viavid.com